                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of December 31, 1999 is among SCHLOTZSKY'S, INC., a Texas corporation ("BORROWER"), each of the Lenders party to the Agreement referred to below, and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association, as Agent for itself and the other Lenders (in such capacity, together with its successors in such capacity the "AGENT") and as the Issuing Bank.

                                    RECITALS:

         A. Borrower, Agent, Lenders and Issuing Bank have previously entered into that certain Credit Agreement dated as of December 7, 1999 (the "AGREEMENT").

         B. Borrower, Agent, Lenders and Issuing Bank now desire to amend the Agreement to amend certain financial covenants as hereinafter more specifically provided.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         1.1 DEFINITIONS. All capitalized terms not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II.

                                   AMENDMENTS

         2.1 AMENDMENT TO LEVERAGE RATIO COVENANT. Effective as of the date hereof Section 10.2 of the Agreement is hereby amended to read in its entirety as follows:

                  "Section 10.2 LEVERAGE RATIO. As of the last day of any Fiscal Quarter, the Borrower will during the periods indicated maintain a Leverage Ratio of not greater than (a) 4.00 to 1.00 from the date hereof through and including December 31, 1999, (b) 3.50 to 1.00 from January 1, 2000 through and including March 31, 2000, (c) 3.00 to 1.00 from April 1, 2000 through and including September 30, 2000, (d) 2.75 to 1.00 from October 1, 2000 through and including September 30, 2001, and (e) 2.50 to 1.00 thereafter."

          2.2 AMENDMENT TO CONSOLIDATED NET WORTH COVENANT. Effective as of the date hereof Section 10.3 of the Agreement is hereby amended to read in its entirety as follows:

                  "Section 10.3 CONSOLIDATED NET WORTH. As of December 31, 1999, the Borrower will maintain Consolidated Net Worth in an amount not less than Seventy-Four Million Five Hundred Thousand Dollars ($74,500,000), and for the last day of each Fiscal Quarter thereafter, not less than the sum of (i) the minimum Consolidated Net Worth required for the prior Fiscal Quarter, plus (ii) 75% of Consolidated Net Income (not less than zero (0) dollars [$0.00]) for the Fiscal Quarter then ended."

          2.3 AMENDMENT TO FIXED CHARGE COVERAGE RATIO COVENANT. Effective as of the date hereof Section 10.4 of the Agreement is hereby amended to read in its entirety as follows:

                  "Section 10.4 FIXED CHARGE COVERAGE RATIO. As of the last day of any Fiscal Quarter, the Borrower will during the periods indicated maintain a Fixed Charge Coverage Ratio for the preceding four (4) Fiscal Quarters then ended of not less than (a) 1.25 to 1.00 from the date hereof through and including March 31, 2000, (b) 1.35 to 1.0 from April 1, 2000 through and including June 30, 2000, (c) 1.50 to 1.0 from July 1, 2000 through and including September 30, 2000, and (d) thereafter, 1.75 to 1.00."

                                  ARTICLE III.

                              CONDITIONS PRECEDENT

         3.1 CONDITION. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Agent:

                           (i)    This Amendment executed by all parties
                  hereto.

                           (ii) Resolutions of the Board of Directors of Borrower certified by its secretary or assistant secretary which authorizes the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents executed in connection herewith.

                           (iii) A certificate of incumbency certified by the secretary or the assistant secretary of Borrower certifying the names of the officers thereof authorized to sign this Amendment and the other Loan Documents together with specimen signatures of such officers.

                           (iv) Resolutions of the Board of Directors or comparable authority of each of the Obligated Parties certified by its secretary or assistant secretary which authorize the execution, delivery and performance by each of the Obligated Parties of this Amendment and the other Loan Documents executed in connection herewith.

                           (v) A certificate of incumbency certified by the secretary or the assistant secretary of each Obligated Party certifying the names of the officers thereof authorized to sign this Amendment and the other Loan Documents together with specimen signatures of such officers.

                  (b) NO DEFAULT. No Default shall have occurred and be continuing.

                  (c) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties contained in Article VII of the Agreement, as amended hereby and in the other Loan Documents shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

                  (d) AMENDMENT FEE. Borrower shall have paid to the Agent for the benefit of the Lenders an amendment fee in the amount of $10,000.00.

                                   ARTICLE IV.

                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         4.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Lenders, Issuing Bank and Agent agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         4.2 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Lenders, Agent and Issuing Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE V.

                                  MISCELLANEOUS

         5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lenders, Agent or Issuing Bank or any closing shall affect the representations and warranties or the right of the Lenders or Agent or Issuing Bank to rely upon them.

         5.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         5.3 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         5.4 APPLICABLE LAW. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Austin, Travis County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

         5.5 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Lenders, Agent, Issuing Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

         5.6 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         5.7 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.

                                      BORROWER:

                                      SCHLOTZSKY'S, INC.


                                      By:
                                          ------------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------

                                      Address for Notices:

                                      203 Colorado St.
                                      Austin, TX  78701
                                      Fax No.: (512) 236-3740
                                      Telephone No.: (512) 236-3600
                                      Attention:  Chief Financial Officer



                                      AGENT, ISSUING BANK AND LENDER:

                                      WELLS FARGO BANK (TEXAS), NATIONAL
                                         ASSOCIATION


                                      By:
                                          ------------------------------------
                                            Name:      Keith Smith
                                            Title:     Vice President

                                      Address for Notices:

                                      111 Congress Avenue, Suite 300
                                      Austin, TX  78701
                                      Fax No.: (512) 344-7318
                                      Telephone No.: (512) 344-7011
                                      Attention:  Keith Smith

OTHER LENDERS:

FROST NATIONAL BANK

By:
    ------------------------------------
      Name:
            ----------------------------
      Title:
             ---------------------------

Address for Notices:

2728 North Harwood, Suite 100
Dallas, TX  75201
Fax No.:  (214) 515-4955
Telephone No.:  (214) 515-4907
Attention:  Shannon Bettis



TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By:
    ------------------------------------
      Name:
            ----------------------------
      Title:
             ---------------------------

Address for Notices:

2100 McKinney Avenue, Suite 900
Dallas, TX  75201
Fax No.:  (214) 932-6604
Telephone No.:  (214) 932-6675
Attention:  Tim Monter

                            OBLIGATED PARTIES CONSENT

         Each of the undersigned Obligated Parties (i) consent and agree to this Amendment; and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Obligated Party enforceable against it in accordance with their respective terms.

                                         OBLIGATED PARTIES:

                                         RAD Acquisition Corp.
                                         Schlotzsky's Real Estate, Inc.
                                         Schlotzsky's Restaurants, Inc.
                                         DFW Restaurant Transfer Corp.
                                         Schlotzsky's Equipment Corporation
                                         SREI Turnkey Development, L.L.C.
                                         56th & 6th, Inc.


                                         By:
                                             ----------------------------------
                                               Name:
                                                     --------------------------
                                               Title:
                                                      -------------------------